Other Payables and Accrued Expenses	12 Months Ended
Jun. 30, 2023
Payables and Accruals [Abstract]
OTHER PAYABLES AND ACCRUED EXPENSES

13. OTHER PAYABLES AND ACCRUED EXPENSES

Components of other payables and accrued expenses are as follows:

	As of June 30,
	2022	2023	2023
	RMB	RMB	US$

Payroll payable	13,844	7,665	1,057
Accrued expenses	3,924	1,600	221
Value-added tax recoverable	(700)	(1,268)	(175)
Employee’s individual income tax	407	486	67
Others	1,970	680	94
Other payables and accrued expenses	19,445	9,163	1,264

Accrued expenses mainly consisted of accrued marketing and sales promotion expenses for activities on publicly raised fund products.

Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded as VAT payable if output VAT is larger than input VAT and is recorded as VAT recoverable if input VAT is larger than output VAT.